SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 1, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


===============================================================================

Item 8.01   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated October 27, 2004 entitled-"McKenzie Bay International Ltd. - First DERMOND Wind Turbine installed Wednesday " The press release is in its entirety below


Press Release Source: McKenzie Bay International Ltd.

McKenzie Bay International Ltd. - First DERMOND Wind Turbine installed Wednesday

October 27, 5:10 pm ET

BRIGHTON, MI, Oct. 27 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. (OTC:MKBY.PK - News) - The installation of the first ground mounted DERMOND Wind Turbine "DWT(SM)" was completed today at the Universite du Quebec en Abitibi-Temiscamingue "UQAT" in Rouyn-Noranda, Quebec, Canada. "With this installation, McKenzie Bay has taken a giant step towards commercialization of DERMOND Wind Turbines and WindStor(SM) Systems", said Gary Westerholm, McKenzie Bay President. "UQAT is an excellent testing and demonstration site for our potential customers, retail rate payers and off-grid consumers, to view a working WindStor System equipped with a DERMOND Wind Turbine."

    Contact: Investor Relations - Richard Kaiser - 800-631-8127
	     (001-757-306-6090) McKenzie Bay International Ltd - info@mckenziebay.com

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. These differences may result from a variety of factors, including the following: lack of operating history; unavailability of future equity infusions and other financing alternatives; failure or delays in further developing proprietary processes or effectively commercializing such processes; dependence on the success of entering the energy production market; and concentration of ownership of the Company's common stock by directors and officers. These and other factors that may emerge could cause decisions to differ materially from current expectations. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

    /NOTE TO PHOTO EDITORS: A photo accompanying this release is available on the Canadian Press Photo Network/


----------------------------------------------------------------------
Source: McKenzie Bay International Ltd.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:November 01, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director